                                AMENDMENT TO THE
                          FUND PARTICIPATION AGREEMENT

          This AMENDMENT, dated as of September 12, 2012 between HARTFORD LIFE INSURANCE COMPANY, located at 200 Hopemeadow Street, Simsbury, CT 06089 (the "Company"), and NEUBERGER BERMAN MANAGEMENT LLC located at 605 Third Avenue, New York, NY 10158-0180 ("NBM"), is made to the Fund Participation Agreement, dated as of September 9, 1998, as amended, between the Company and NBM (the "Agreement"). Terms defined in the Agreement are used herein as therein defined.

     WHEREAS, NBM and the Company hereby acknowledge that the Amendment to the Agreement date October 1, 2009, erroneously excluded the Administrative Service Fees that NBM is to pay the Company for Investor Class shares of the Neuberger Berman Equity Funds;

     WHEREAS, NBM and the Company desire to amend the Agreement for the purpose of correcting Schedule A and amended Appendix C with respect to fees paid on the Investor Class shares;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

     1. Appendix A and Appendix C of the Agreement are each hereby deleted in their entirety and replaced with new Appendix A and Appendix C attached hereto.

     2. All other provisions of the Agreement shall otherwise remain in full force and effect.

     3. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

HARTFORD LIFE INSURANCE COMPANY           NEUBERGER BERMAN MANAGEMENT LLC

By: /s/ Richard E. Cady                   By: /s/ Robert Conti
    ----------------------------------        ---------------------------------
Name: Richard E. Cady                     Name: Robert Conti
Title: AVP                                Title: President

                                   APPENDIX A

APPENDIX A - P.1

FUND NAME                                                                     CLASS              SYMBOL        CUSIP
--------------------------------------------------------------------   ---------------------   ----------  -------------
Neuberger Berman Climate Change Fund                                   Institutional             NBCLX       641224464
Neuberger Berman Climate Change Fund                                   A                         NBCAX       641224480

Neuberger Berman Core Bond Fund                                        Institutional             NCRLX       64128K405
Neuberger Berman Core Bond Fund                                        A                         NCRAX       64128K207

Neuberger Berman Emerging Markets Equity Fund                          Institutional             NEMIX       641224415
Neuberger Berman Emerging Markets Equity Fund                          A                         NEMAX       641224431

Neuberger Berman Equity Income Fund                                    Institutional             NBHIX       641224498
Neuberger Berman Equity Income Fund                                    A                         NBHAX       641224522

Neuberger Berman Focus Fund                                            Trust                     NBFCX       640917506
Neuberger Berman Focus Fund                                            Advisor                   NBFAX       64122M209

Neuberger Berman Genesis Fund                                          Trust                     NBGEX       640917100
Neuberger Berman Genesis Fund                                          Advisor                   NBGAX       64122M605
Neuberger Berman Genesis Fund                                          Institutional             NBGIX       641233200

Neuberger Berman Guardian Fund                                         Trust                     NBGTX       640917209
Neuberger Berman Guardian Fund                                         Advisor                   NBGUX       64122M308
Neuberger Berman Guardian Fund                                         Institutional             NGDLX       641224290
Neuberger Berman Guardian Fund                                         A                         NGDAX       641224340
Neuberger Berman Guardian Fund                                         R3                        NGDRX       641224316

Neuberger Berman High Income Bond Fund                                 Institutional             NHILX       64128K868
Neuberger Berman High Income Bond Fund                                 A                         NHIAX       64128K702
Neuberger Berman High Income Bond Fund                                 R3                        NHIRX       64128K876

APPENDIX A - P.2

FUND NAME                                                                     CLASS              SYMBOL        CUSIP
--------------------------------------------------------------------   ---------------------   ----------  -------------
Neuberger Berman International Fund                                    Trust                     NBITX       640917704

Neuberger Berman International Institutional Fund                      Institutional             NBIIX       641224811

Neuberger Berman International Large Cap Fund                          Trust                     NILTX       641224753
Neuberger Berman International Large Cap Fund                          Institutional             NILIX       641224761
Neuberger Berman International Large Cap Fund                          A                         NBNAX       641224621
Neuberger Berman International Large Cap Fund                          R3                        NBNRX       641224274

Neuberger Berman Large Cap Disciplined Growth                          Institutional             NLDLX       641224373
Neuberger Berman Large Cap Disciplined Growth                          A                         NLDAX       641224399
Neuberger Berman Large Cap Disciplined Growth                          R3                        NLDRX       641224357

Neuberger Berman Mid Cap Growth Fund                                   Trust                     NBMTX       640917308
Neuberger Berman Mid Cap Growth Fund                                   Advisor                   NBMBX       64122M407
Neuberger Berman Mid Cap Growth Fund                                   Institutional             NBMLX       641224662
Neuberger Berman Mid Cap Growth Fund                                   A                         NMGAX       641224266
Neuberger Berman Mid Cap Growth Fund                                   R3                        NMGRX       641224233

Neuberger Berman Partners Fund                                         Trust                     NBPTX       640917407
Neuberger Berman Partners Fund                                         Advisor                   NBPBX       64122M506
Neuberger Berman Partners Fund                                         Institutional             NBPIX       641224787

Neuberger Berman Real Estate Fund                                      Trust                     NBRFX       641224845
Neuberger Berman Real Estate Fund                                      Institutional             NBRIX       641224795

Neuberger Berman Regency Fund                                          Trust                     NBREX       640917886
Neuberger Berman Regency Fund                                          Institutional             NBRTX       641224779

Neuberger Berman Select Equities Fund                                  Institutional             NBEIX       641224548
Neuberger Berman Select Equities Fund                                  A                         NBEAX       641224563

APPENDIX A - P.3

FUND NAME                                                                     CLASS              SYMBOL        CUSIP
--------------------------------------------------------------------   ---------------------   ----------  -------------
Neuberger Berman Small and Mid Cap Growth                              Trust                     NBATX       641224738
Neuberger Berman Small and Mid Cap Growth                              Institutional             NBAIX       641224746

Neuberger Berman Small Cap Growth Fund                                 Trust                     NBMOX       640917803
Neuberger Berman Small Cap Growth Fund                                 Advisor                   NBMVX       641224829
Neuberger Berman Small Cap Growth Fund                                 Institutional             NBSMX       641224530
Neuberger Berman Small Cap Growth Fund                                 A                         NSNAX       641224225
Neuberger Berman Small Cap Growth Fund                                 R3                        NSNRX       641224183

Neuberger Berman Short Duration Bond Fund                              Trust                     NBLTX       640916201

Neuberger Berman Socially Responsive Fund                              Trust                     NBSTX       640917860
Neuberger Berman Socially Responsive Fund                              Investor                  NBSRX       641224605
Neuberger Berman Socially Responsive Fund                              Institutional             NBSLX       641224654
Neuberger Berman Socially Responsive Fund                              A                         NRAAX       641224175
Neuberger Berman Socially Responsive Fund                              R3                        NRARX       641224142

Neuberger Berman Strategic Income Fund                                 Trust                     NSTTX       64128K744
Neuberger Berman Strategic Income Fund                                 Institutional             NSTLX       64128K751
Neuberger Berman Strategic Income Fund                                 A                         NSTAX       64128K777

                                   APPENDIX C

FUNDS AND FEES

                                                                                                            DISTRIBUTION-
                                                                                                              RELATED OR
                                                       TOTAL                            RECORDKEEPING         SERVICING
FUND NAME(1)                     SHARE CLASS       COMPENSATION        SALES LOAD           FEES               FEES(2)
----------------------------   --------------   -------------------   ------------   ------------------   -----------------
All Open-ended Mutual Funds    INVESTOR         10 BPS(1)                 None       10bps(1)             0 bps
administered by NBM LLC

All Open-ended Mutual Funds    TRUST            35 BPS(2)                 None       25bps                10 bps(3)
administered by NBM LLC

All Open-ended Mutual Funds    ADVISOR          50 BPS                    None       25 bps               25 bps
administered by NBM LLC

All Open-ended Mutual Funds    INSTITUTIONAL    10 BPS                    None       10 bps               0 bps
administered by NBM LLC

All Open-ended Mutual Funds    A                50 BPS                   Waived      25bps                25bps
administered by NBM LLC

All Open-ended Mutual Funds    R3               75 BPS                    None       25bps                50bps
administered by NBM LLC

To the extent that a Fund has approved a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, all or part of the fee with respect to that Fund may be payable from the proceeds of that plan. The parties agree that all payments for services made under the Agreement shall be in accordance with a statement provided by NBM to the Company that shall be based on each Fund's records with its transfer agent.

----------
(1) Fees are for shares of Neuberger Berman Equity Funds only.
(2) Except for Trust Class shares of Neuberger Berman Genesis Fund, Neuberger Berman International Fund and Neuberger Berman Mid Cap Growth Fund, which have no 12-1 fees and for which Total Compensation is 25 bps.
(3) Except for Trust Class shares of Neuberger Berman Genesis Fund, Neuberger Berman International Fund and Neuberger Berman Mid Cap Growth Fund, which have no 12-1 fees.